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                                                                   Exhibit 10.19

                           SATYAM INFOWAY LIMITED
                             Maansarovar Towers
             271-A, Anna Salai, Teynampet, Chennai 600 018, India


To:     Indigo Holdings Limited
        16 New Street
        St Peter Port
        Guernsey
        Channel Islands


                                                                        May 2000


Dear Sirs

Agreement dated 5 April 2000 and made between (1) Indigo Holdings Limited ("Indigo") and (2) Satyam Infoway Limited ("Satyam") concerning the sale and purchase of Shares in CricInfo Limited (the "Sale Agreement").

Save where the contrary is expressed to be the case, terms and expressions used in this letter which are defined in the Sale Agreement shall have the same meaning herein as therein.

This letter when countersigned by yourselves will form a binding agreement between us, now records the following matters which have been agreed between ourselves for good and valuable consideration:

1.      The Sale Agreement be and is hereby varied by:

        (i) substitution of the figure "18,605" for the figure "19" in subclause 2.3(a);

        (ii) substitution of the amount "U.S.$21,500,000" for the amount "U.S.$28,800,000" in Clause 3.1; and

        (iii) substitution of the words "within 4 weeks following Initial Completion (assuming availability of relevant US GAAP reconciled financial information and applicable auditors consents to use in the Registration Statement)" for the words "prior to close of trading on the Nasdaq market on 30 May 2000" in Clause 3.2.

2. This letter is governed by English law and we irrevocably submit to the jurisdiction of the English Courts.
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3.      This letter may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same letter.

Please indicate your agreement to the terms of this letter by signing and returning the duplicate letter herewith.

Yours faithfully






-------------------------------                 --------------------------------
Name                                            In the Presence of:
For and on behalf of                            ________________________________
SATYAM INFOWAY LIMITED                          (witness to print name above)
Accepted and agreed this day      of May 2000

/s/ John Pierce                                 /s/ John Pierce
-------------------------------                 --------------------------------
Name John Pierce                                In the Presence of:
For and on behalf of                            John Pierce
INDIGO HOLDINGS LIMITED                         --------------------------------
                                                (witness to print name above)
                                                LANGTRY HOUSE
                                                LA MOTTE ST
                                                ST. HENLIER
                                                JERSEY

WITNESS TO THE SIGNATURE
OF JOHN PIERCE
/S/ EMMA BERTRAM
EMMA BERTRAM
VILLA MARITIME
LAGRANDE ROUTE DES SAGRONS
GRUERVILLE
JERSEY